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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                MARCH 10, 1998

                               MAIL-WELL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

        1-12551                                        84-1250533
(Commission File Number)                   (IRS Employer Identification Number)

                 23 INVERNESS WAY EAST, ENGLEWOOD, CO    80112
              (Address of principal executive offices) (Zip Code)

                                 303-790-8023
             (Registrant's telephone number, including area code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On March 10, 1998, the Registrant, through two newly formed wholly-owned subsidiaries of its wholly-owned subsidiary, Mail-Well I Corporation ("Mail-Well"), acquired substantially all of the assets of the North American paper label division of Lawson Mardon Packaging ("Lawson Mardon"), a leading supplier of glue-applied labels to the North American food and beverage markets. The Company will operate the division under the name "Mail-Well Labels." The purchase price was approximately U.S. $62 million, subject to certain adjustments for delivered working capital and indemnities, which consisted of cash and the assumption of approximately $1 million in indebtedness of Lawson Mardon. The sellers of the assets were Lawson Mardon Packaging, Inc., an Ontario corporation, and Lawson Mardon Packaging USA Inc., a Delaware corporation. Each of the Lawson Mardon entities is an affiliate of Alusuisse-Lonza Holding AG, a Swiss holding company ("Alussuisse-Lonza"). None of the Lawson Mardon entities or Alusuisse-Lonza had any prior business or other relationship with the Registrant, Mail-Well or any of their respective officers, directors or affiliates.

     The funds used to acquire the assets came from cash on hand and draws under Mail-Well's unsecured line of credit with Bank of America, N.A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     2.1 Stock Purchase Agreement dated January 31, 1998, by and between Mail-Well I Corporation and Lawson Mardon Packaging USA, Inc.

     2.2 Stock Purchase Agreement dated January 31, 1998, by and between Mail-Well Labels Company (formerly 3014597 Nova Scotia Company), a Nova Scotia unlimited liability company and Lawson Mardon Packaging, Inc.

     The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any omitted schedule to the foregoing Exhibit.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        MAIL-WELL, INC.
                                         (Registrant)

                                        By: /s/ Paul V. Reilly
                                            --------------------------------
                                            Paul V. Reilly, President and
                                             Chief Operating Officer

Date:     March 12, 1998

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                                 EXHIBIT INDEX

2.1 Stock Purchase Agreement dated January 31, 1998, by and between Mail-Well I Corporation and Lawson Mardon Packaging USA, Inc.

2.2 Stock Purchase Agreement dated January 31, 1998, by and between Mail-Well Labels Company (formerly 3014597 Nova Scotia Company), a Nova Scotia unlimited liability company and Lawson Mardon Packaging, Inc.